UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 5, 2009
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          On May 5, 2009, HLTH Corporation issued a press release announcing its results for the quarter ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
          On May 5, 2009, WebMD Health Corp. (which we refer to as WHC), a publicly-traded subsidiary of HLTH, issued a press release announcing its results for the quarter ended March 31, 2009. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.5 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.6 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.8 hereto, from Exhibit 99.4 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.5, 99.6 and 99.8 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall any of those Exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
          Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
          A copy of certain forward-looking financial information that accompanied Exhibit 99.5 hereto is incorporated by reference, as Exhibit 99.7 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibit 99.7 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
          The Board of Directors of HLTH has changed the scheduled date for HLTH’s 2009 Annual Meeting of Stockholders from Thursday, September 24, 2009 to Friday, September 25, 2009. The meeting will be held at the W New York Union Square Hotel, 201 Park Avenue South, New York, NY 10003. The 2009 Annual Meeting of Stockholders of WHC is scheduled to be held at the same location on the same date.
          The Board of Directors of HLTH has set Friday, August 7, 2009 as the record date for determining the stockholders entitled to vote at HLTH’s 2009 Annual Meeting.

Item 9.01. Financial Statements and Exhibits
          (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated May 5, 2009, regarding the Registrant’s results for the quarter ended March 31, 2009

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

99.5	Press Release, dated May 5, 2009, regarding WebMD Health Corp.’s results for the quarter ended March 31, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

99.6	Financial Tables accompanying Exhibit 99.5 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

99.7	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

99.8	Annex A to Exhibits 99.5 through 99.7 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION

Dated: May 5, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 5, 2009, regarding the Registrant’s results for the quarter ended March 31, 2009

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

99.5	Press Release, dated May 5, 2009, regarding WebMD Health Corp.’s results for the quarter ended March 31, 2009 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

99.6	Financial Tables accompanying Exhibit 99.5 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

99.7	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)

99.8	Annex A to Exhibits 99.5 through 99.7 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 5, 2009)